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                                   SCHEDULE A

                         To the Administration Agreement
   By and between State Street Bank and Trust Company and SPDR(R) Series Trust

Fund Name

SPDR(R) DJ Wilshire Total Market ETF
SPDR(R) DJ Wilshire Large Cap ETF
SPDR(R) DJ Wilshire Large Cap Growth ETF
SPDR(R) DJ Wilshire Large Cap Value ETF
SPDR(R) DJ Wilshire Mid Cap ETF
SPDR(R) DJ Wilshire Mid Cap Growth ETF
SPDR(R) DJ Wilshire Mid Cap Value ETF
SPDR(R) DJ Wilshire Small Cap ETF
SPDR(R) DJ Wilshire Small Cap Growth ETF
SPDR(R) DJ Wilshire Small Cap Value ETF
SPDR(R) DJ Global Titans ETF
SPDR(R) DJ Wilshire REIT ETF
SPDR(R) KBW Bank ETF
SPDR(R) KBW Capital Markets ETF
SPDR(R) KBW Insurance ETF
SPDR(R) Morgan Stanley Technology ETF
SPDR(R) S&P(R) Dividend ETF
SPDR(R) S&P(R) Aerospace & Defense ETF
SPDR(R) S&P(R) Biotech ETF
SPDR(R) S&P(R) Building & Construction ETF
SPDR(R) S&P(R) Computer Hardware ETF
SPDR(R) S&P(R) Computer Software ETF
SPDR(R) S&P(R) Health Care Equipment ETF
SPDR(R) S&P(R) Health Care Services ETF
SPDR(R) S&P(R) Homebuilders ETF
SPDR(R) S&P(R) LeisureTime ETF
SPDR(R) S&P(R) Metals & Mining ETF
SPDR(R) S&P(R) Oil & Gas Equipment & Services ETF
SPDR(R) S&P(R) Oil & Gas Exploration & Production ETF
SPDR(R) S&P(R) Outsourcing & IT Consulting ETF
SPDR(R) S&P(R) Pharmaceuticals ETF
SPDR(R) S&P(R) Retail ETF
SPDR(R) S&P(R) Semiconductor ETF
SPDR(R) S&P(R) Telecom ETF
SPDR(R) S&P(R) Transportation ETF
SPDR(R) KBW Regional Banking(SM) ETF
SPDR(R) KBW Mortgage Finance(SM) ETF
SPDR(R) Barclays Capital 1-3 Month T-Bill ETF
SPDR(R) Barclays Capital Intermediate Term Treasury ETF
SPDR(R) Barclays Capital Long Term Treasury ETF


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SPDR(R) Barclays Capital TIPS ETF
SPDR(R) Barclays Capital Aggregate Bond ETF
SPDR(R) Barclays Capital Municipal Bond ETF
SPDR(R) Barclays Capital International Treasury Bond ETF
SPDR(R) Barclays Capital Short Term Municipal Bond ETF
SPDR(R) Barclays Capital California Municipal Bond ETF
SPDR(R) Barclays Capital New York Municipal Bond ETF
SPDR(R) Barclays Capital High Yield Bond ETF
SPDR(R) DB International Government-Inflation Protected Bond ETF
SPDR(R) Barclays Capital Short Term International Treasury Bond ETF SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF
SPDR(R) Barclays Capital Long Term Credit Bond ETF
SPDR(R) Barclays Capital Convertible Bond ETF
SPDR(R) Barclays Capital Mortgage Backed Bond ETF

Dated: January 15, 2009


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